                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - August 9, 2004

                            Sotheby's Holdings, Inc.
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Michigan                       1-9750              38-2478409
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(State or other jurisdiction of      (Commission File      (IRS Employer
 incorporation or organization)         Number)            Identification No.)


38500 Woodward Avenue, Suite 100
Bloomfield Hills, Michigan                                    48303
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (248) 646-2400
                                                     -------------------

        Item 7. Financial Statements and Exhibits

        (c) Exhibits

            99.1 Sotheby's Holdings, Inc. earnings press release for the three and six months ended June 30, 2004


        Item 12. Results of Operations and Financial Condition

        On August 9, 2004, Sotheby's Holdings, Inc. issued a press release discussing its results of operations for the three and six months ended June 30, 2004. This press release is included as Exhibit 99.1 to this Form 8-K.

                                    SIGNATURE




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 SOTHEBY'S HOLDINGS, INC.




                                 By:       /s/ Michael L. Gillis
                                           --------------------------------
                                           Michael L. Gillis
                                           Senior Vice President,
                                           Controller and Chief
                                           Accounting Officer


                                 Date:     August 9, 2004